General company information	3 Months Ended
Mar. 31, 2022
General company information
General company information

1 General company information

Centogene N.V. (“the Company”) and its subsidiaries (“the Group”) focus on rare diseases and seek to transform real-world clinical and genetic or other data into actionable information for patients, physicians and pharmaceutical companies. The mission of the Company is to bring rationality to treatment decisions and to accelerate the development of new orphan drugs by using our knowledge of the global rare disease market, including epidemiological and clinical data and innovative biomarkers.

The Company is listed on the Nasdaq Global Market under stock code “CNTG”. Centogene N.V. is a public company with limited liability incorporated in the Netherlands, with registered office located at Am Strande 7 in 18055 Rostock, Germany and Dutch trade register number 72822872.